SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 5, 2002
                                                         --------------


                          UCI Medical Affiliates, Inc.
           (Exact Name of Registrant as Specified in Its Charter)


              Delaware            0-13265              59-2225346
              ------------        -------                ----------
(State or Other Jurisdiction
of Incorporation)       (Commission File Number)(I.R.S. Employer Identification)





                4416 Forest Drive, Columbia, South Carolina 29206
                 ---------------------------------------------------
            (Address, Including Zip Code of Principal Executive Offices)



                              (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)


                                    N/A
                               ---------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 3 - Bankruptcy or Receivership.

         On May 3, 2002, UCI Medical Affiliates, Inc. ("UCI"), its wholly-owned subsidiaries, UCI Medical Affiliates of South Carolina, Inc. ("UCI-SC") and UCI Medical Affiliates of Georgia, Inc. ("UCI-GA"), each a South Carolina corporation, and UCI's affiliates, Doctor's Care, P.A., a South Carolina corporation ("DC-SC"), Doctor's Care of Tennessee, P.C., a Tennessee corporation ("DC-TN"), and Doctor's Care of Georgia, P.C., a Georgia corporation ("DC-GA"), each filed plans of reorganization (collectively the "Plans") with the United States Bankruptcy Court for the District of South Carolina (the "Court"). UCI, UCI-SC, UCI-GA, DC-SC, DC-TN, and DC-GA are hereafter collectively referred to as the "Debtors." The Debtors filed an Addendum to the Plans with the Court on June 14, 2002 and a Second Addendum to the Plans with the Court on July 29, 2002 (collectively the "Addendums").

         The Court issued orders (collectively the "Confirmation Orders") confirming each of the Plans as listed below:


Company Name                          Date Confirmation Order Entered by Court
UCI                                   August 7, 2002
UCI-SC                                August 5, 2002
UCI-GA                                August 7, 2002
DC-SC                                 August 8, 2002
DC-TN                                 August 6, 2002
DC-GA                                 August 7, 2002

         On August 15, 2002, the Company issued a press release related to the foregoing (the "Press Release"). Copies of the Confirmation Orders, the Plans, as confirmed, the related Joint Disclosure Statement, the Addendums, and the Press Release are attached as Exhibits to this Form 8-K and are incorporated by reference herein. The Plans shall become effective eleven days following the date the Court issued the respective Confirmation Order (the "Effective Date").

         Set forth below is a summary of the material terms of the Plans, the Company's equity interests outstanding as of the Effective Date, and information regarding the assets and liabilities of the Debtors as of June 30, 2002. This information is qualified in its entirety by reference to the Confirmation Orders, the Plans, the Disclosure Statement, and the Addendums.

         Under the Plans, the Debtors have separated their creditors into 20 different classes. For those creditors who have separable claims, such claims have been broken down within the designated class.

1.       CLASS 1:  Internal Revenue Service ("IRS").

(a)      UCI Medical Affiliates, Inc. -  No claim filed.

(b) UCI Medical Affiliates of South Carolina, Inc. - The IRS has filed a secured claim against this Debtor in the amount of $505,956.72, and a priority claim in the amount of $650,625.85. The allowed amount of the IRS secured and priority claims will be paid over 72 months, at 8% interest, for a monthly payment of $21,000.00. The first payment will occur on the 20th day of September, 2002, and will continue on the 20th day of each month thereafter until the allowed secured and priority claims plus interest are paid in full. All currently due post-petition taxes shall be paid in full on or before the Effective Date of the Plan, unless Debtor disputes such amount in which event Debtor shall file an objection to claim within fourteen days after the Effective Date of the Plan, and in that case, Debtor will immediately pay any administrative claim the Court determines is due. Debtor reserves the right to direct how the payments shall be applied. Debtor may pre-pay this creditor without penalty. This creditor shall retain all outstanding liens against the Debtors.

(c)      UCI Medical Affiliates of Georgia, Inc. - No claim filed.

(d) Doctor's Care, P.A. - The IRS has filed a secured claim against this Debtor in the amount of $548,761.00, and a priority claim in the amount of $1,128,452.38. The allowed amount of the IRS secured and priority claims will be paid over 72 months, at 8% interest, for a monthly payment of $29,408.00. The first payment will occur on the 20th day of September, 2002, and will continue on the 20th day of each month thereafter until the allowed secured and priority claims plus interest are paid in full. All currently due post-petition taxes shall be paid in full on or before the Effective Date of the Plan, unless Debtor disputes such amount in which event Debtor shall file an objection to claim within fourteen days after the Effective Date of the Plan, and in that case, Debtor will immediately pay any administrative claim the Court determines is due. Debtor may pre-pay this creditor without penalty. This creditor shall retain all outstanding liens against the Debtors.

(e) Doctor's Care of Tennessee, P.C. - The IRS has filed an unsecured priority claim against this Debtor in the amount of $206,894.04. The allowed amount of the IRS priority claim will be paid over 72 months, at 8% interest, for a monthly payment of $3,630.00. The first payment will occur on the 20th day of September, 2002, and will continue on the 20th day of each month thereafter until the allowed secured and priority claims plus interest are paid in full. Debtor may pre-pay this creditor without penalty.

(f) Doctor's Care of Georgia, P.C. - The IRS has filed an unsecured priority claim against this Debtor in the amount of $61,531.98. The allowed amount of the IRS priority claim will be paid over 72 months, at 8% interest, for a monthly payment of $1,080.00. The first payment will occur on the 20th day of September, 2002, and will continue on the 20th day of each month thereafter until the allowed secured and priority claims plus interest are paid in full. Debtor may pre-pay this creditor without penalty.

2. CLASS 2: Heller Healthcare Finance, Inc. ("Heller"). This creditor has entered into various loan documents, which include security agreements, with all six Debtors. Heller holds a validity perfected lien on virtually all of the assets of the Debtors and is a fully secured creditor. Heller has filed a proof of claim in the amount of $2,460,416.21. Debtors began making monthly adequate protection payments of $48,000.00 to Heller in December 2001 and will continue doing so on the 28th day of each month until Debtors began making payments under the Plans. In no event will the Debtor make both an adequate protection payment and a Plan payment in the same month.

         Heller shall retain all existing liens against the assets of the Debtors. Heller's allowed claim will be $2,460,416.21, plus post-petition interest at the contract rate, plus Heller's reasonable attorneys' fees and out-of-pocket expenses as provided in the original loan documents, less the adequate protection payments made by the Debtors during this proceeding ("New Loan"). As of May 1, 2002, the balance of the New Loan was $2,454,990.43 and will not exceed that amount on the Effective Date of the Plans so long as Debtors continue the monthly adequate protection payments and the Effective Date of the Plans is not later than September 1, 2002.

         The New Loan as determined as of the Effective Date of the Plans will be amortized over 60 months, payable monthly at a floating rate of Wall Street Journal prime rate of interest, plus 2%, with a fixed monthly payment of $48,000.00. The New Loan will mature on the third anniversary of the Effective Date of the confirmed Plans. The first payment will occur on the 28th day of September, 2002 and will continue on the 28th day of each month thereafter until the New Loan matures.

                  Debtors will execute amended and restated loan documents as of the Effective Date implementing the terms herein and including the same loan covenants as found in the original loan documents, modified (i) to reflect the change of the Debtors' financial condition since the original documents were executed, and (ii) the continuation during the term of the loan of the existing cash collateral lockbox arrangement for the deposit and disbursement of collections from Debtor's accounts receivable and operations.

3.       CLASS 3: South Carolina Department of Revenue ("SCDOR")

(a)      UCI Medical Affiliates, Inc. - No claim filed.

(b) UCI Medical Affiliates of South Carolina, Inc. - SCDOR has filed a secured claim in the amount of $43,553.49 and an unsecured priority claim in the amount of $582,832.62 against this Debtor. The allowed amount of this creditor's secured and priority claims will be paid over 72 months, at 8% interest, for a monthly payment of $10,982.58. The first payment will occur on the 28th day of September, 2002, and will continue on the 28th day of each month thereafter until the allowed secured and priority claims plus interest are paid in full. Debtor may pre-pay this creditor without penalty. This creditor shall retain all outstanding liens against the Debtors.

         All currently due post petition taxes, interest, and penalty shall be paid in full on or before the Effective Date of the Plans. In the event that any payment due is not received within 30 days of its due date, the entire balance owed SCDOR shall become immediately due and payable. All payments shall be mailed to the following address:

                      South Carolina Department of Revenue
                                    Office of General Counsel
                                    Revenue Litigation Section
                                    Post Office Box 125
                                    Columbia, South Carolina 29214

(c)      UCI Medical Affiliates of Georgia, Inc.- No claim filed.

(d) Doctor's Care, P.A. - SCDOR has filed a secured claim in the amount of $26,982.91 and an unsecured priority claim in the amount of $476,077.54 against this Debtor. The allowed amount of this creditor's secured and priority claims will be paid over 72 months, at 8% interest, for a monthly payment of $15,004.18. The first payment will occur on the 28th day of September, 2002, and will continue on the 28th day of each month thereafter until the allowed secured and priority claims plus interest are paid in full. Debtor may pre-pay this creditor without penalty. This creditor shall retain all outstanding liens against Debtor.

         All currently due post petition taxes, interest, and penalty shall be paid in full on or before the Effective Date of the Plans. In the event that any payment due is not received within 30 days of its due date, the entire balance owed SCDOR shall become immediately due and payable. All payments shall be mailed to the following address:

                      South Carolina Department of Revenue
                                    Office of General Counsel
                                    Revenue Litigation Section
                                    Post Office Box 125
                                    Columbia, South Carolina 29214

(e)      Doctor's Care of Tennessee, P.C. - No claim filed.

(f)      Doctor's Care of Georgia, P.C. - No claim filed.

4. CLASS 4: Companion Technologies Corporation ("Companion Technologies"). This creditor is an affiliate or subsidiary of Blue Cross/Blue Shield, which owns a plurality of the Company's stock. The Debtors and this creditor are parties to a lease agreement ("Agreement") wherein Debtors lease certain computer equipment and software licenses. Incident to that lease is a service agreement, and by separate agreement ("EPS Agreement"), CTC provides electronic patient statements to Debtors. CTC asserts a lien on Debtors' receivables, machinery and equipment, and other assets of the Debtors. Pursuant to a notice of settlement pending before the Court, Debtors will assume the Agreement. The total amount owing under the Agreement, $667,119.22, will be repaid over a 48-month period at 8% interest, for a monthly payment of $16,286.33. Upon court approval of the notice of settlement, Debtors will make the April 20, 2002 payment, which is currently held by Debtors' counsel in escrow, and any other payment due under the Agreement, and will continue making payments on the 20th of each month thereafter until the total amount owed plus interest is paid in full. At the end of the 48-month term, Debtors will own the equipment with no additional payment required.

         Debtors assume the service agreement, which is incident to the Agreement, and the EPS Agreement, and will continue paying regular monthly payments owed under those agreements.

5. CLASS 5: William O. Kirker. This creditor has a claim against UCI Medical Affiliates of South Carolina, Inc. in the approximate amount of $808,555.00, which is secured by an assignment of the Companion HealthCare Corporation lease agreement. The allowed amount of this claim shall be repaid over 78 months, at the fixed interest rate of 8%, for a monthly payment of $13,328.03. The first payment will occur on or before the 21st day of September, 2002, and will continue on the 21st day of each month thereafter until the allowed secured claim plus interest is paid in full. Debtor may pre-pay this creditor without penalty. This creditor shall retain all existing liens.

     6. CLASS 6: Branch Banking & Trust ("BB&T"). BB&T is a creditor of UCI Medical Affiliates of South Carolina, Inc., and has filed a proof of claim in the amount of $217,047.00, which is secured by a mortgage on the real property of such Debtor in Greenville, South Carolina. Debtor does not propose to modify the existing loan documents and shall continue making the regular monthly payment of $3,100.00. This creditor shall retain all existing liens.

     7. CLASS 7: Carolina First Bank. The Company owes this creditor approximately $267,000.00, which is secured by 300,000 shares of the Company's stock. Debtor does not propose to modify the existing loan documents and shall continue making the regular monthly payment of approximately $8,500.00. This creditor shall retain all existing liens.

8. CLASS 8: Georgia Department of Revenue. This creditor has filed a unsecured priority claim in the amount of $74,096.08 against Doctor's Care of Georgia, P.C. Debtor believes this amount should be reduced to $8,675.65 to reflect the Debtor's payment of 2001 withholding taxes. The allowed amount of the this claim will be paid over 12 months, at 8% interest, for a monthly payment of $758.54. In the event the allowed claim is greater than $8,675.65, the amount of the plan payment will not be increased, but the term of repayment will be increased, not to exceed 72 months total. The first payment will occur on the 28th day of September, 2002, and will continue on the 28th day of each month thereafter until the allowed priority claim plus interest is paid in full. Debtor may pre-pay this creditor without penalty.

9. CLASS 9: Richland County Treasurer. This creditor has a claim in the amount of $34,754.49 against UCI Medical Affiliates of South Carolina, Inc. The allowed amount of the this claim will be paid over 12 months, at 8% interest, for a monthly payment of $3,027.09. The first payment will occur on the 28th day of September, 2002, and will continue on the 28th day of each month thereafter until the allowed priority claim plus interest is paid in full. Debtor may pre-pay this creditor without penalty.

10. CLASS 10: South Carolina Employment Security Commission. This creditor has filed a proof of claim in the amount of $28,703.17 against UCI Medical Affiliates of South Carolina, Inc. The allowed amount of the this claim will be paid over 12 months, at 8% interest, for a monthly payment of $2,500.00. The first payment will occur on the 28th day of September, 2002, and will continue on the 28th day of each month thereafter until the allowed priority claim plus interest is paid in full. Debtor may pre-pay this creditor without penalty.

     11. CLASS 11: DeKalb County Tax Commission. This creditor has filed a proof of claim in the amount of $676.26 against UCI Medical Affiliates of Georgia, Inc. The allowed amount of the this claim will be paid in full within 30 days after August 7, 2002.

12. CLASS 12: Assumed Leases of Non-Residential Real Property. This class includes the following creditors: NE Partnership; Carol Cox; Indigo Associates; Bob Dinkins; Frances Burris; Joy Carpenter; William Funderburk; Statewide Partners (Charles J. Craig); Wateree Properties; Will-O-Cola; Jeff Smith; Anthony Harrigan; Chris Borst; Michael Shanah; Strand Properties; James Vaught; Four C's; Medical Development Corporation; and Companion HealthCare. Pursuant to court order, Debtors have assumed the leases with these creditors and shall continue making the lease payments and cure payments as set forth in previous orders of the court.

     13. CLASS 13: Assumed Leases of Personalty. This class consists of the following creditors: AT&T Capital Leasing Services, Inc.; AT&T Credit Corp.; BB&T Leasing; Carolina First Bank; First State Bank; Hi-Tec Financial; and IKON Capital. As will be set forth in separate court order, Debtors will assume the leases with these creditors and shall continue making the lease payments and cure payments as set forth in previous orders of the court.

14. CLASS 14: Lease Rejection Claims. This class consists of all creditors who assert a claim against the Debtors for termination damages as the result of the Debtors' rejection of any lease or executory contract. The allowed claims of the members of this class will participate with unsecured creditors in Class 16, and such members will receive their pro rata share of the distribution to Class 16.

15. CLASS 15: Unsecured Creditors With Claims Less Than $1,000.00. This class consists of approximately 80 creditors who hold claims against the Debtors in an amount less than $1,000.00. The aggregate amount owed to this class is approximately $25,000.00. The allowed amount of the claims of this class will be paid over 6 months, at 0% interest, for a monthly payment of $4,166.67 to be distributed on a pro rata basis. The first payment will be made on February 21, 2003, and on the 21st of each month thereafter until the allowed amount owed to these class members is paid in full.

16. CLASS 16: Unsecured Creditors With Claims Greater Than $1,000.00. The aggregate amount owed to this class of creditors is approximately $3,700,000.00. The allowed amount of the claims of this class will be paid over 72 months, at 0% interest, for a monthly payment of $51,388.89 to be distributed to the creditors of this class on a pro rata basis. In the event the aggregate amount owed to this class is greater than $3,700,000.00, the proposed monthly payment will remain the same, but the term of repayment will increase. The first payment will be made on February 21, 2003, and on the 21st of each month thereafter until the allowed amount owed to these class members is paid in full.

17. CLASS 17: Pending Litigation This class is comprised of any claims against the Debtors as a result of resolution of any pending litigation. Members of this class will share pro rata with the distribution to Class 16 creditors.

     18. CLASS 18: FPA Medical Management, Inc. The debt owed to this creditor is $1.5 million, which is secured by a convertible subordinated debenture. This creditor previously filed a Chapter 7 bankruptcy and is no longer in existence. Debtor proposes to pay this creditor $0.00.

     19. CLASS 19: Equity Interests. This class consists of all entities or individuals that have an ownership interest in any of the Debtors. Members of this class shall retain their ownership interests. No new stock will be issued pursuant to the Plans.

20. CLASS 20: Debtors' Professionals and the United States Trustee. This class consists of the fees and expenses of the Debtors' professionals incurred during the administration of this case, and includes payments due on a quarterly basis to the United States Trustee. Debtors' professionals include Robinson, Barton, McCarthy & Calloway, P.A., bankruptcy counsel; Ouzts, Ouzts & Varn, accountant for bankruptcy purposes; Scott McElveen, general accountants; and Nexsen Pruet Jacobs & Pollard, LLC, corporate counsel for the Debtors. Prior to August 8, 2002, these fees were paid only after fee application and approval by the Court. United States Trustee fees will be paid on a regular basis until the case is closed.

         As of August 13, 2002, the number of shares of the company issued and outstanding is 9,650,515, and the number of shares of the Company reserved for future issuance in respect of claims and interests filed and allowed under the Plans is zero. The aggregate total of the aforementioned numbers is 9,650,515.

         The consolidated financial statements of the Company include the accounts of the Debtors. Such consolidation is required under Emerging Issues Task Force (EITF) 97-2 as a consequence of the nominee shareholder arrangement that exists with respect to each of the Affiliates and as a consequence of the Administrative Service Agreements between the Subsidiaries and the Affiliates, all as more specifically described in the Company's 10-K filed with the Securities and Exchange Commission as of February 6, 2002. Due to the nominee shareholder arrangements and the Administrative Service Agreements, the Company has a long-term financial interest in the practices of the Affiliates. According to EITF 97-2, the application of FASB Statement No. 94 (Consolidation of All Majority-Owned Subsidiaries), and AFB No. 16 (Business Combinations), the Company must consolidate the results of the Debtors with those of the Company.

         A statement of the assets and liabilities of the Debtors is contained in the Company's Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on August 8, 2002, which is incorporated by reference herein.

         Certain of the statements contained in this report on Form 8-K, the Plans, the Disclosure Statement, and the Addendums that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. We caution readers of this report, the Plans, and the Disclosure Statement that such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of us to be materially different from those expressed or implied by such forward-looking statements. Although we believe that our expectations of future performance is based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations.

         Factors which could cause actual results to differ from expectations include, among other things: (1) the challenges, costs and complications associated with the continued maintenance of our facilities; (2) our dependence on senior management; (3) competition from existing medical facilities operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader facility networks and more comprehensive services;
(4) adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); (5) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a reduced demand for practice management services; (6) the demand for our products and services; (7) technological changes; (8) the ability to increase market share; (9) the adequacy of expense projections and estimates of impairment loss; (10) the impact of changes in accounting policies by the Securities and Exchange Commission; (11) unanticipated regulatory or judicial proceedings; (12) the potential negative effects of future legislation affecting medical facilities or medical practice management institutions (including without limitation laws concerning taxes, medicine, securities, and insurance); (13) the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; (21) other factors described in this report and in other reports filed by the company with the Securities and Exchange Commission; and (22) our success at managing the risks involved in the foregoing.

Item 7 - Financial Statements and Exhibits

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

     2.1 Order of Confirmation of UCI Medical Affiliates, Inc. Dated August 7, 2002

     2.2 Order of Confirmation of UCI Medical Affiliates of South Carolina, Inc. Dated August 5, 2002.

     2.3 Order of Confirmation of UCI Medical Affiliates of Georgia, Inc. Dated August 7, 2002.

     2.4 Order of Confirmation of Doctor's Care, P.A. Dated August 8, 2002.

     2.5 Order of Confirmation of Doctor's Care of Tennessee, P.C. Dated August 6, 2002.

     2.6 Order of Confirmation of Doctor's Care of Georgia, P.C. Dated August 7, 2002.

         2.7      Plan of Reorganization for UCI Medical Affiliates, Inc.

     2.8 Plan of  Reorganization  for UCI Medical  Affiliates of South Carolina,
Inc.

     2.9 Plan of Reorganization for UCI Medical Affiliates of Georgia, Inc.

         2.10     Plan of Reorganization for Doctor's Care, P.A.

         2.11     Plan of Reorganization for Doctor's Care of Tennessee, P.C.

         2.12     Plan of Reorganization for Doctor's Care of Georgia, P.C.

         2.13     Joint Disclosure Statement Filed as of May 3, 2002.

     2.14 Addendum to Joint Disclosure Statement and Plans of Reorganization Filed as of June 14, 2002.

     2.15 Second Addendum to Plans of Reorganization Filed as of July 29, 2002.

         99.1     Press Release Issued by Company on August 15, 2002.


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                                   SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                 UCI MEDICAL AFFILIATES, INC.
                                 (Registrant)



                                _/s/ Jerry F. Wells, Jr.
                                Jerry F. Wells, Jr.
                                Executive Vice President of Finance,
                                Chief Financial Officer, and Secretary


Date: August 16, 2002